JANUARY 2021 Corporate Presentation Exhibit 99.2

This presentation and the accompanying oral presentation have been prepared by Biodesix, Inc. ("Biodesix", “we” or the "Company") for informational purposes only and not for any other purpose. Nothing contained in this presentation is, or should be construed as, a recommendation, promise or representation by the presenter or Biodesix or any officer, director, employee, agent or advisor of Biodesix. This presentation does not purport to be all-inclusive or to contain all of the information you may desire. Information provided in this presentation and the accompanying oral presentation speak only as of the date hereof. Certain information contained in this presentation relates to, or is based on, studies, publications, surveys and other data obtained from third-party sources and Biodesix's own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source. This presentation contains forward-looking statements about us and our industry that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this presentation, including statements regarding our future financial condition, results of operations, business strategy and plans, and objectives of management for future operations, as well as statements regarding industry trends, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potentially,” “predict,” “should,” “will” or the negative of these terms or other similar expressions. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. These forward-looking statements are subject to a number of risks, uncertainties, factors, and assumptions, including among other things, the dependence of the commercial success of our current and future diagnostic tests and services on attaining significant market acceptance, difficulties we may experience in managing our growth, our failure to retain sales and marketing personnel and marketing capabilities or to develop broad awareness of our diagnostic tests, our failure to maintain our current relationships, or enter into new relationships, with biopharmaceutical companies, the demand for, and increased adoption of, our diagnostic tests, including our COVID-19 tests, being lower than we anticipate, our dependence on third-party suppliers, competition in our industry and specifically in the diagnostic tests space, our failure to offer high-quality support for our diagnostic tests and services which may adversely affect our relationships with providers and negatively impact our reputation among patients and providers. In addition, new risks may emerge from time to time and it is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in, or implied by, any forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation or to conform these statements to actual results or to changes in our expectations. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Disclaimer

Robin Harper Cowie Chief Financial Officer Scott Hutton President & Chief Executive Officer Director of Payor & Government Relations Manager of Business Development Planning & Analysis SVP & General Manager of the Vascular Intervention division Former Laboratory Manager, Researcher Presenting today Introductions Chief Operating Officer VP of Finance VP of Reimbursement & Health Economics Senior Director and Director of Reimbursement 20+ years of industry experience with expertise in Leadership | Mergers & Acquisitions | Sales & Marketing VP & General Manager of Neurosurgery VP & Business Leader of Surgical Navigation and Intra-Operative Imaging 15+ years of industry experience with expertise in Finance | Reimbursement | Operational Excellence

We strive to be a trusted partner that the world relies on for data-driven diagnostic solutions in lung disease by improving overall patient outcomes and lowering the overall healthcare cost by reducing the use of ineffective and unnecessary treatments and procedures.

140K+ sample & data biobank We are a data-driven diagnostic solutions company Company Overview Experienced Leadership Team & Commercial Infrastructure Technology Agnostic Approach to Precision Medicine 6 lung focused diagnostic tests 245K+ tests performed 50+ biopharma customers $29B+ total US market opportunity* Broad Reimbursement Coverage & Experience Unique Lung Focused Diagnostic Testing Driving Biopharma Service Revenue & CDx Partnerships 27 clinical studies 275+ publications & presentations Proprietary AI Platform & Large Multimodal Biobank *Figure includes the US lung cancer testing opportunity of $27B plus the $2B biopharma biomarker and CDx opportunity studies

We have 6 diagnostic tests for lung disease Our Portfolio RESPIRATORY VIRUSES LUNG NODULES LUNG CANCER Tumor genetic profile – actionable tumor mutations Patients' immune response to cancer Identify likely benign nodules Identify likely malignant nodules Hospital Systems, Employers, Universities, State of Colorado Pulmonologists, Hospital Systems Pulmonologists, Medical Oncologists ddPCR Test* Total Ab Test* MOLECULAR viral RNA detection SEROLOGY IgG, IgM, IgA antibodies *Commercialized in partnership with Bio-Rad Laboratories

$27B+ annual U.S. lung cancer testing market opportunity Lung Cancer Continuum of Care #1 deadliest cancer with more deaths annually than the next three deadliest cancers combined (colorectal, pancreas, and breast)

Identifying clinical unmet needs in patient care Lung Cancer Continuum of Care LUNG NODULE RISK ASSESSMENT pulmonologist CONFIRM DIAGNOSIS pulmonologist, thoracic surgeon TREATMENT DECISIONS medical oncologist thoracic surgeon DIAGNOSIS TREATMENT DISEASE RECURRENCE & PROGRESSION medical oncologist thoracic surgeon MONITORING 62% of biopsies are on benign nodules 35% of surgeries are on benign nodules 17% of patients sent to CT surveillance have cancer How can we improve the risk assessment of suspicious lung nodules? 50% of patients have insufficient tissue for molecular testing How can we ensure the right patient gets the right treatment quickly? 9 -day testing turnaround time is too long to wait for treatment decisions How can we identify disease progression earlier? & 20-40% of stage I NSCLC patients recur after curative-intent surgery

Understanding lung nodule management CT Surveillance Diagnosis solitary pulmonary nodule risk calculator (≤65% risk) Very Low Risk (<5%) Low to Moderate Risk (5-65%) High Risk (>65%) 79.6% 9.5% 10.9% Physician Judgement identifies likely malignant nodules with test results in one day identifies likely benign nodules with test results in one week nodify lung™
NODULE RISK ASSESSMENT

Blood-Based Nodule Risk Assessment

nodify cdt® PROTEOMIC TEST	nodify xl2® PROTEOMIC TEST
Identifies patients with lung nodules that are **likely malignant**	Identifies patients with lung nodules that are **likely benign**
Autoantibodies on an **ELISA platform** from **blood** P53 | CAGE | NY-ESO-1|GBU4-5 | MAGE A4 | SOX2 | HuD	**Proteins** on an **LC-MS platform** from **blood (BCD)** *Proteins:* LG3BP | C163A *Clinical Profile:* Age | Smoking History | Cancer History *Radiologic Profile:* Nodule Size | Location | Spiculation
98% specificity, 28% sensitivity & **78% PPV**	**97% sensitivity**, 44% specificity & **98% NPV**
1-day turnaround time	**4 to 5-day** turnaround time
Full commercial launch **March 2020**	Full commercial launch **October 2019**
Beginning efforts with payers	**Medicare coverage** with a unique CPT code & ADLT status ($3,520)

Two studies ongoing (ORACLE & ALTITUDE) for combined lung nodule risk assessment and combined 26 peer-reviewed publications & presentations combined.

© 2021 Biodesix, Inc. All rights reserved.

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We are committed to advancing our clinical data package Diagnosis ALTITUDE Clinical Utility Study ORACLE Registry Study First-in-class biomarker study for the early detection of lung cancer Multicenter, randomized controlled, prospective clinical utility study Initiated December 2020 Principal Investigator is Dr. Gerard Silvestri 2,000 patient enrollment goal Interim results expected 2022 Observational registry study Designed to evaluate the clinical utility of the Nodify XL2 test Initiated October 2018 Principal Investigator is Dr. Michael Pritchett 423 patients have been enrolled and are undergoing primary endpoint analysis 2-year follow-up anticipated in 2022 https://clinicaltrials.gov/ct2/show/NCT03766958 https://clinicaltrials.gov/ct2/show/NCT04171492

Treatment Guidance & Monitoring Patients need to be given the right treatment as fast as possible tissue blood or Tumor Profile Immune Profile 4M+ molecular testing opportunities to guide NSCLC treatment decisions biodesix lung REFLEX

Blood-Based Tumor & Immune Profiling

genestrat genomic test	veristrat proteomic test
Identifies **blood-based**, **guideline recommended NSCLC** tumor mutations	**Blood-based test** identifies a **chronic inflammatory disease state** associated with aggressive cancer
Mutations detected by **ddPCR** from **blood** *DNA: EGFR | BRAF | KRAS* *RNA: EML4-ALK | ROS-1 | RET*	**Proprietary proteomic signature** identified from **blood (BCD)** by **MALDI-ToF Mass Spectrometry** & **AI**
91% sensitivity & **100% specificity**	VeriStrat Good (**2x median survival**) vs. VeriStrat Poor
3-day turnaround time	**3-day** turnaround time
Medicare and private payer coverage *Not restricted by stage of NSCLC or multiple tests per patient per cancer*	**Medicare and private payer coverage** *with a unique CPT code & ADLT status ($2,871)*
30+ publications & presentations	**85+** publications & presentations

Greater than 3,500+ patients enrolled in INSIGHT[1] registry study

© 2021 Biodesix, Inc. All rights reserved.

[1] https://clinicaltrials.gov/ct2/show/NCT03289780

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DIAGNOSIS TREATMENT MONITORING Blood Tumor & Immune Monitoring Blood Blood CONFIRM DIAGNOSIS pulmonologist, thoracic surgeon TREATMENT DECISIONS medical oncologist DISEASE PROGRESSION medical oncologist Blood 9 days Results Liquid Biopsy NGS Tissue-Based NGS Tissue 26 days Results Informing initial treatment decisions with quick, actionable results Treatment Guidance & Monitoring We complement NGS testing by giving the physician a quick look at actionable mutation results to inform initial treatment decisions regarding FDA-approved targeted therapies and immunotherapies. Blood 3 days Results 3 days Results Blood

Our response to the COVID-19 pandemic Cancer Can’t Wait helps prioritize patients for diagnostic intervention with suspicious lung nodules helps inform treatment options and timing following a new lung cancer diagnosis supporting the pandemic with COVID-19 testing They asked, we responded. We are a trusted partner to our pulmonology customers through their fight on the front-line with COVID-19 patients, meanwhile continuing to drive informed diagnostic and treatment decisions for patients with lung cancer.

biodesix WorkSafe™
COVID-19 TESTING PROGRAM

Bio-Rad SARS-CoV-2 ddPCR Test	Bio-Rad Platelia SARS-CoV-2 Total Ab Test
Detects active infection identifies who should quarantine & self-isolate	**Detects previous infection** identifies who may have previously been exposed or infected
Molecular test detected by **ddPCR** *SARS-CoV-2 N gene (N1 & N2) | human Rpp30 gene* *Self-collect mid-nasal swab*	**Serology** test detected by **ELISA** *Antibodies to SARS-CoV-2: IgG | IgM | IgA* *Blood draw*
100% concordance with CDC assay *in symptomatic individuals*	**98% sensitivity** & **99% specificity** *>8 days post onset of symptoms*
1 to 2-day turnaround time	**1 to 2-day** turnaround time
Full commercial launch **April 2020**	Full commercial launch **June 2020**

Both tests are issued an Emergency Use Authorization by the FDA

© 2021 Biodesix, Inc. All rights reserved.

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We are committed to answering critical clinical questions in lung cancer Diagnostics in Development Risk of Recurrence (ROR) Test Primary Immune Response (PIR) Test We discovered a host immune profiling signature that can help identify stage 1 NSCLC patients' pre-surgery who are at a higher risk of recurrence and may benefit from adjuvant chemotherapy. We discovered a host immune profiling signature that provides clinically meaningful information for selecting treatment naïve NSCLC patients for immunotherapy regimens independent of, and complementary to PD-L1 expression status. Prospective clinical validation study (BEACON-Lung1) recently announced with ALCMI. 1 https://clinicaltrials.gov/ct2/show/NCT04676386

Biopharma Services Driving near-term & long-term value creation and ongoing revenue 50+companies 140,000+ sample & data biobank Significant experience to date working with biopharma customers Select publicly-disclosed biopharma customers

Reflection

Our 2020 **accomplishments**

On October 28, 2020, Biodesix began trading on the Nasdaq Global Market, under the symbol "BDSX".

PRODUCTS & SERVICES

- ✓ Nodify CDT test launch
- ✓ Biodesix WorkSafe
  - ✓ ddPCR test launch
  - ✓ Ab test launch
- ✓ Biodesix Blood Collection Device (BCD)

COLLABORATIONS

- ✓ Streck
- ✓ Merck KGaA & Pfizer
- ✓ Bio-Rad
- ✓ ALCMI
- ✓ Colorado State University
- ✓ Big Ten Conference
- ✓ State of Colorado
- ✓ Purdue University

DATA & STUDIES

- ✓ 25+ peer-reviewed publications & posters
- ✓ 7 issued patents
- ✓ Announced the BEACON-Lung observational study
- ✓ Initiated the ALTITUDE clinical study

© 2021 Biodesix, Inc. All rights reserved.

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Our 2020 performance & long-term growth plan ($, in millions) Financial Overview *These are not projections; they are goals and are forward-looking, subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of Biodesix and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary, and those variations may be material. Nothing in this presentation should be regarded as a representation by any person that these goals will be achieved and Biodesix undertakes no duty to update its goals. See page 2 of this presentation for factors that may impact our long term plan and our objectives for year over year growth set out above. Financial results estimates for the fourth quarter of 2020 are preliminary and subject to change as we complete our quarter closing procedures. 4Q19 IPO Funding Key Drivers Expansion of commercial team Sales Marketing Reimbursement Customer Care Expand our product portfolio available to physicians, and patients Grow biopharma services by continuing to invest in Business Development R&D HISTORICAL BY YEAR LONG-TERM PLAN 2H2020 BY QUARTER Revenue Revenue $9.2 $25 to $27

Appendix

We derive our revenue from two sources Our Business Model DATA-DRIVEN DIAGNOSTIC SOLUTIONS LUNG FOCUSED DIAGNOSTIC TESTING BIOPHARMA SERVICES DIAGNOSTIC DISCOVERY, DEVELOPMENT & TESTING Technology agnostic approach to solving clinical diagnostic challenges leveraging our proprietary artificial intelligence platform

Unique in our approach to precision medicine Our Platform 140,000+

Uncovering the depth and breadth of disease biology from blood Our Platform DIAGNOSTIC CORTEX® ARTIFICIAL INTELLIGENCE PLATFORM Biomarkers Genomics (DNA, RNA) Radiomics Our Technologies Droplet Digital PCR Next Generation Sequencing Biomarkers Proteomics Post-Translational Modifications Our Technologies DeepMALDI Mass Spectrometry Liquid Chromatography MS (LC-MS) PASEF-timsToF Mass Spectrometry ELISA

Understanding standard of care Lung Cancer Continuum of Care LUNG NODULE RISK ASSESSMENT pulmonologist CONFIRM DIAGNOSIS pulmonologist, thoracic surgeon TREATMENT DECISIONS medical oncologist thoracic surgeon DIAGNOSIS TREATMENT DISEASE RECURRENCE & PROGRESSION medical oncologist thoracic surgeon MONITORING physician judgement risk calculators imaging (CT & PET) biopsy surgery tissue blood or imaging (CT & PET) symptoms chemo TKI ICI

Our portfolio of 4 blood-based diagnostic tests Lung Cancer Continuum of Care LUNG NODULE RISK ASSESSMENT pulmonologist CONFIRM DIAGNOSIS pulmonologist, thoracic surgeon TREATMENT DECISIONS medical oncologist thoracic surgeon DIAGNOSIS TREATMENT DISEASE RECURRENCE & PROGRESSION medical oncologist thoracic surgeon MONITORING How can we improve the risk assessment of suspicious lung nodules? How can we ensure the right patient gets the right treatment quickly? How can we identify disease progression earlier? Identify likely benign nodules Identify likely malignant nodules Tumor profile – actionable tumor mutations Patients’ immune response to cancer imaging (CT & PET) biopsy surgery Tumor profile – actionable tumor mutations Patients’ immune response to cancer

Case Study: Catching curable cancer with faster intervention Diagnosis PATIENT’S CLINICAL CHART PRE-TEST DECISION POST-NODIFY OUTCOME At the estimated pre-test risk of 39%, the patient was not comfortable with any invasive diagnostic procedures but was willing to undergo a blood draw for Nodify Lung testing. Nodify XL2 was cancelled. Based on the test results, the patient proceeded with a biopsy, which was diagnosed as stage IA lung cancer. Early detection identified the patient as a candidate for a potentially curative procedure. 10 mm spiculated lung nodule in the right upper lobe PET scan with a 3.3 standard uptake value (SUV) 64-year old female received a chest X-ray after a bad fall

Treatment Guidance & Monitoring

Case Study: Changing lung cancer patient's treatment plan

PATIENT'S CLINICAL CHART

55-year old female presented to the clinic with a persistent cough and back pain

Former smoker (quit 1-year ago)

Scans revealed multiple metastases (including brain). Staging confirmed **stage IV adenocarcinoma.**

Pathology reported **high PD-L1 (>50%).**

TREATMENT PLANNING

The physician advised the patient of her potential eligibility for **single agent immunotherapy (based on a high PD-L1 status & less treatment side effects)** but wanted to order molecular testing. Immunotherapy is more harmful in patients with either EGFR or ALK driver mutations. **Biodesix Lung Reflex was ordered for a quick look for driver mutations & assessment of immune disease state.**

genestrat® genomic test

MUTATION NEGATIVE

[EGFR | EML4-ALK | ROS-1 | RET | BRAF | KRAS]

veristrat® proteomic test

VERISTRAT *POOR*

[aggressive disease state]

Results

- **Immunotherapy is an option** for the patient due to the GeneStrat mutation negative results
- VeriStrat Poor identified the **need to expedite time to treatment** and be **more aggressive with a treatment regimen**

Outcome

- The patient began treatment with a **combination immunotherapy and chemotherapy regimen**
- Patient has been **alive for over 18 months**

© 2021 Biodesix, Inc. All rights reserved.

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Lung Cancer Continuum of Care

Where our peer-products fit along the patient treatment pathway

DIAGNOSIS		TREATMENT	MONITORING
LUNG NODULE RISK ASSESSMENT pulmonologist	**CONFIRM DIAGNOSIS** pulmonologist, thoracic surgeon	**TREATMENT DECISIONS** medical oncologist thoracic surgeon	**DISEASE RECURRENCE & PROGRESSION** medical oncologist thoracic surgeon
nodify lung (NODULE RISK ASSESSMENT) nodify xl2 nodify cdt **DetermaDx** (Oncocyte) failed in validation **Nasal Brushing Classifier** (Veracyte) -earliest anticipated launch 2H 2021 -claims 'non-invasive' -population limited to current or former smokers	imaging (CT & PET) biopsy **Percepta** (Veracyte) surgery	biodesix lung REFLEX genestrat genomic test veristrat proteomic test **FoundationOne Liquid** (Foundation Medicine) **Guardant360** (Guardant Health) **FoundationOne CDx** (Foundation Medicine)	biodesix lung REFLEX genestrat genomic test veristrat proteomic test Imaging (CT & PET) symptoms

© 2021 Biodesix, Inc. All rights reserved.

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Our testing strategies fit together in a simple portfolio Lung Cancer Continuum of Care CT surveillance or standard of care Low to Moderate (≤65%) risk of malignancy High (>65%) risk of malignancy LUNG NODULE IDENTIFIED LUNG CANCER DIAGNOSIS Nodule Risk Assessment Tumor & Immune Profiling Biopsy, surgery or standard of care Targeted therapy An aggressive disease state that may benefit from an alternate treatment plan

We employ a multifaceted strategy to drive Nodify Lung adoption Our Commercial Strategy & Key Successes CORPORATE PARTNERSHIPS NATIONAL SALES TEAM MARKETING & MEDICAL AFFAIRS LARGE U.S. HEALTHCARE SYSTEMS HEALTH GROUPS PATIENT ADVOCACY GROUPS Direct sales to lung-focused physicians E-MARKETING & ADVERTISING EVENTS & TRADESHOWS VIRTUAL ENGAGEMENTS PEER-TO-PEER MEDICAL EDUCATION KOL DEVELOPMENT & PARTNERSHIPS | CLINICAL STUDIES | GUIDELINES INCLUSION| BROAD REIMBURSEMENT Driving inbound inquiries 1 2 3 System-wide integration

Our lung-focused sales force distributed across the U.S. Our Commercial Strategy 2020 year-end 2022 year-end* *Represents our objectives for 2022 based on current plans. Actual sales force distribution across geographies in the United States may differ as we reassess our plans.

COVID-19 Testing Program

Our team, capabilities and partnerships enable our speed and agility


Biodesix Remote Work Initiated for Non-Laboratory Personnel
BIO-RAD chooses Biodesix as COVID testing partner
BIO-RAD AGREEMENT
ddPCR Supply
BIODESIX LAUNCH
Bio-Rad SARS-CoV-2 ddPCR Test
FDA EUA
Platelia SARS-CoV-2 Total Ab Test
FDA EUA
Bio-Rad SARS-CoV-2 ddPCR Test
BIO-RAD AGREEMENT
Antibody Supply
BIODESIX LAUNCH
biodesix WorkSafe
COVID-19 TESTING PROGRAM
BIODESIX LAUNCH
Platelia SARS-CoV-2 Total Ab Test
MAR 13
20
23
APR 8
14
17
29
MAY 1
13
JUN
8
JUL

2.5 weeks
from agreement to launch

3.5 weeks
from agreement to launch

© 2021 Biodesix, Inc. All rights reserved.

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$2B+ annual biopharma biomarker testing & CDx market opportunity Biopharma Services 1. LEK and PMC 2019. The evolution of biomarker use in clinical trials for cancer treatments. 2. Wong CH et al. Biostatistics, Volume 20, Issue 2, April 2019, Pages 273–286 The use of biomarker testing in clinical trials has increased from: Biomarker-driven drug development leads to a 570% increase in drug approval success rates 15% in 20001 55% in 20181

We provide end-to-end diagnostic solutions for biopharma customers Biopharma Services Discovery Commercialization Development Data-driven Diagnostic Solutions Technology Agnostic Approach Proprietary AI Platform Tumor & Host/Immune Profiling Multi-Omic & Single-Omic Biomarker Discovery & Feasibility Two Highly-Certified Clinical Laboratories Established Product Development Process Proven Success at Rapid Diagnostic Development Quality & Regulatory Excellence Successfully Commercialized 6 Diagnostic Tests for Clinical Use Experts in Reimbursement National Field-Based Sales & Medical Affairs Team In-House Billing & Customer Care TUMOR PROFILING HOST & IMMUNE PROFILING CAP-accredited CLIA & COLA-certified NYS CLEP certified ISO 13485-certified FDA Emergency Use Authorizations

Biopharma Services

Our suite of diagnostic testing solutions for biopharma customers

TUMOR PROFILING



HOST & IMMUNE PROFILING

NGS

- GeneStrat 52 pan-Cancer cf Assay
- Lung cfTNA Assay (12 genes)
- Lung cfDNA Assay (11 genes)
- Breast cfDNA Assay v2 (12 genes)
- Breast cfDNA Assay (10 genes)
- Colon cfDNA Assay (14 genes)
- Myeloid Assay (40 DNA genes + 29 fusions)
- Tumor Mutation Burden (TMB)
- Comprehensive Assay Plus (500+ genes, TMB, MSI)
- Whole Exome Sequencing
- Methylome Sequencing
- Whole Transcriptome Sequencing

ddPCR™

- **GeneStrat® Test*** (EGFR L858R, del19, UCV multiplex, T790M | ALK | ROS1 | RET | KRAS | BRAF)
- **SARS-CoV-2 ddPCR Test***
- EGFR del19 multiplex*
- EGFR C797S*
- PD-L1 Expression
- Microsatellite Instability
- Custom Assays

LC-MS

- **Nodify XL2™ Test**
- Lung Protein Panel (388 proteins)
- MRM Assays
- Unbiased DIA LC-MS
- Direct Neoantigen Characterization
- Custom Assays

NGS

- TCR Beta (long & short read) Assay
- Immune Expression Assay
- Whole Transcriptome Sequencing

MALDI

- **VeriStrat® Test**
- ImmunoStrat® Suite of Protein Signatures
- Lung Cancer Risk of Recurrence Signature
- Biological Pathway Protein Score (PSEA)
- Antibody MALDI
- Custom Protein Signature Discovery

ELISA

- **Nodify CDT™ Test**
- **Platelia SARS-CoV-2 Total Ab Test**

*NYS-CLEP approved **Bolded** = commercial clinical diagnostic tests

© 2021 Biodesix, Inc. All rights reserved.

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Title: ORACLE - An Observational Registry Study to Evaluate the Performance of the Nodify XL2 Test. Status: The first patient enrolled on October 16, 2018. As of May 1, 2020, 423 patients have been enrolled and are undergoing primary endpoint analysis, with 2-year follow-up estimated to be completed by the first half of 2022. Study Rationale: Designed to develop real-world clinical utility data for Nodify XL2. Primary Objective: To show a reduction in invasive procedures on patients with benign nodules compared to a historical control group obtained from chart review. ORACLE Registry Study (NCT03766958) Diagnosis

Title: ALTITUDE - Multicenter, Randomized Controlled Trial, Prospectively Evaluating the Clinical Utility of the Nodify XL2 Proteomic Test in Incidentally Discovered Low to Moderate Risk Lung Nodules. Status: Received central investigational review board (IRB) approval in December 2019 and have an enrollment goal of 2,000 patients. First patient first visit was in December 2020. Study Rationale: Designed to evaluate the performance of Nodify Lung (Nodify XL2 and Nodify CDT) in a randomized controlled study (RCT). Objectives & Design: To evaluate how the addition of the Nodify Lung test result impacts the clinical decision making for patients with new, incidentally identified solid lung nodules assessed as low to moderate risk of lung cancer. The trial has an adaptive study design with a blinded standard of care arm and 2:1 randomization for open-label results for Nodify XL2. Phase 1 of the study with only Nodify XL2 is expected to enroll 500 patients. Phase 2 of the adaptive study design will include an open-label arm for Nodify CDT, which is aligned with our commercial testing algorithm. ALTITUDE Clinical Utility Study (NCT04171492) Diagnosis

Treatment Guidance & Monitoring

INSIGHT Observational Study (NCT03289780)

genestrat® genomic test | veristrat® proteomic test

Title: An Observational Study Assessing the Clinical Effectiveness of VeriStrat and Validating Immunotherapy Tests in Subjects with Non-Small Cell Lung Cancer (INSIGHT)

Status: The first patient enrolled was on May 11, 2016. To date, we have over 3,500 patients enrolled with a target 5,000 enrollment goal. Final analysis with 3-year follow-up is estimated to be completed by 2024. Results of an interim analysis were presented at ASCO 2020.

Study Rationale: Designed to evaluate the real-world clinical utility and performance of the Biodesix Lung Reflex (GeneStrat and VeriStrat) testing strategy.

Objectives: To guide the adoption of VeriStrat and inform medical decision making, including treatment choice, and enable the validation of additional mass spectrometry-based proteomic tests. To describe the impact of the VeriStrat test results on treatment decisions, including but not limited to the percentage change in treatment decision, differences in chosen treatments between patients classified as VeriStrat Good and those classified as VeriStrat Poor, and the percentage of patients receiving systemic therapy or supportive therapies only.

© 2021 Biodesix, Inc. All rights reserved.

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Beacon-Lung Clinical Study (NCT04676386) Treatment Guidance & Monitoring Primary Immune Response Test Title: A Biomarker Analysis in High PD-L1 Expressing NSCLC Patients Treated With An Immune Checkpoint Inhibitor (ICI) With or Without Platinum-Based Chemotherapy Status: This study will be carried out in collaboration with the Addario Lung Cancer Medical Institute (ALCMI) team. The IRB was submitted December 2020. Study Design: An observational, multicenter, open-label study to assess biomarkers (serum, microbiome, radiomics and tissue) as predictive of early progression in 390 treatment-naive patients with advanced stage NSCLC and PD-L1 greater than or equal to 50% treated with two standard of care regimens, triplet therapy (platinum-based chemotherapy plus ICI regimen) and ICI monotherapy (single agent ICI). Study Objective: To collect biospecimens and evaluate candidate biomarkers, with a focus on PIR, to detect early progression on ICI monotherapy versus triplet therapy.

Significant growth potential as we expand into lung disease Future Markets Acute respiratory distress syndrome (ARDS)

COVID-19 Testing

Biodesix WorkSafe Testing Partnerships & Testimonials

Purdue partners with Colorado company to offer rapid testing for students ahead of spring 2021 semester
January 6, 2021

Big Ten Conference Partners with Biodesix, Inc. and Quidel Corporation
September 30, 2020

Biodesix to Provide COVID-19 Testing for Colorado State University Campus
August 12, 2020

Major League Lacrosse Partners with Biodesix
July 13, 2020

Biodesix Partners with Boulder Community Health to Expand Access to COVID-19 Testing
May 20, 2020

B1G

MAJOR ★ LEAGUE
MLL
LACROSSE

Boulder Community Health

Biodesix, Inc.
6,742 followers
2mo •

Biodesix is thrilled to be working with Governor Jared Polis and the amazing Colorado healthcare community to support a statewide #COVID19testing initiative. #flattenthecurve #saferathome #wearamask
https://lnkd.in/gM93mmk



'We ain't going to wait': Colorado will ramp up testing, processing as national lab backlog grows
thedenverchannel.com • 4 min read

"Biodesix helped Carroll College organize and test more than 1,000 students on campus for COVID-19 over a one-week period. The Biodesix team was well organized, they responded to our questions promptly, and the turnaround time for testing results was as described. We are very satisfied with their work!" – Jennifer at Carroll College

© 2021 Biodesix, Inc. All rights reserved.

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We have two certified, high-complexity laboratories Appendix CAP-accredited CLIA-certified NYS CLEP certified: Soluble Tumor Markers, Molecular & Cellular Tumor Markers and Virology ISO 13485-certified FDA Emergency Use Authorization COLA-accredited NYS CLEP certified: Soluble Tumor Markers & Diagnostic Immunology FDA Emergency Use Authorization We combined the Seattle, WA and De Soto, KS laboratories

Pre-analytic specimen collection solutions Laboratory & Business Operations We have enabled ambient shipping (‘no cold chain’) with specimen preservation for our diagnostic tests

Our patented Biodesix Blood Collection Device (BCD) Laboratory & Business Operations Whole Blood Transport & Plasma Separation Device Combines multiple sample processing steps, including specimen collection and reproducible sample separation with ambient shipping.  Specimen detection has been demonstrated with analytic measures of proteins and gene targets using highly sensitive mass spectrometry, PCR and NGS methods. We are exploring options to monetize the patented device in genomics and proteomics applications. US Patent No. 10,422,729

Appendix

Intellectual property portfolio

84 issued patents

49 in the US and 35 foreign;
16 U.S. and 23 foreign applications still in various stages of prosecution

33 registered trademark numbers

across 12 countries

Patent Subject Matter:

- VeriStrat and Nodify tests and their uses in non-small cell lung and other diseases (e.g. breast cancer, prostate cancer, liver cancer, graft v. host disease)
- DeepMALDI mass spectrometry methods
- Classifier development using the Diagnostic Cortex
- Pipeline tests using proteomic testing in immunotherapies
- Biodesix Blood Collection Device
- Proteomic drug-associated tests developed for our 3rd party partners

Exemplary Issued Trademarks:

- Biodesix
- Biodesix Lung Reflex
- DeepMALDI
- Diagnostic Cortex
- GeneStrat
- ImmunoStrat
- Nodify
- Nodify XL2
- VeriStrat

Filed not yet issued:

- Nodify CDT
- Nodify Lung

© 2021 Biodesix, Inc. All rights reserved.

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Multiple levers for growth Our Strategy Drive Increased Awareness, Adoption, and Reimbursement of Our Diagnostic Tests Deepen Relationships with Current and New Biopharma Customers Further Demonstrate Clinical Utility and Economic Benefits Introduce New Diagnostic Tests in Lung Disease Enhance Proprietary AI Platform and Expand Technology Portfolio Continue to Expand and Leverage Biobank

Extensive knowledge in diagnostics & reimbursement Our Leadership Team Scott Hutton CEO Robin Harper Cowie CFO Kieran O’Kane CCO Gary Pestano CDO (PhD) Robert Georgantas SVP Research (PhD) Paul Beresford CBO (PhD) Bobbi Coffin CGO James Jett CMO (MD) Steven Springmeyer CMO (MD) Linda Traylor VP CDMA (PhD)

A Board of Directors with a vast amount of industry expertise Appendix Birchview Capital Crabtree Partners LLC